                                                                   EXHIBIT 10.14
                            NATURAL RESOURCES CANADA

                   EFFICIENCY AND ALTERNATIVE ENERGY PROGRAM
             AMENDMENT NO. 1 TO THE CONTRIBUTION AGREEMENT BETWEEN
                  CANADA AND THE HYDROGENICS CORPORATION INC.

                  THIS AMENDING AGREEMENT is made in duplicate
BETWEEN:

        HER MAJESTY THE QUEEN IN RIGHT OF CANADA ("CANADA"), represented by the Minister of Natural Resources Canada,

AND: HYDROGENICS CORPORATION INC., incorporated under the laws in force in the province of Ontario , (THE "PROPONENT").

        WHEREAS Canada wishes to encourage the adoption of energy efficiency and renewable energy technologies in all sectors of the Canadian economy and has established the Efficiency and Alternative Energy Program for this purpose;

        WHEREAS Canada and the Proponent entered into an Agreement on June 9, 1999;

        AND WHEREAS Canada and the Proponent wish to amend this Agreement;

        NOW, THEREFORE, Canada and the Proponent agree as follows:


1. To change the ALLOCATION OF FUNDS IN SCHEDULE B of the Agreement as follows:
        CANADA'S CONTRIBUTION WILL BE $180,000 IN FY 1999/00 AND $120,000 IN FY 2000/01.

2.      SCHEDULE A shall be changed with regard to Scheduling as follows:
        - ADVANCE THE PROCUREMENT OF HYDRIDE STORAGE BED/HYDROGEN BUFFER, FROM FY 2000/01 TO FY 1999/00;
        - ADVANCE THE SETUP OF HYDRIDE TESTING/EXPERIMENTATION, FROM FY 2000/01 TO FY 1999/01;
        - ADVANCE THE COUPLING/ASSEMBLY OF THE HYDRIDE BALANCE OF PLANT WITH THE REVERSIBLE FUEL CELL, FROM FY 2000/01 TO FY 1999/00.

5. All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF this Amending Agreement has been executed on behalf of HER MAJESTY THE QUEEN IN RIGHT OF CANADA by an officer duly authorized by the Minister. of Natural Resources and by the PROPONENT, by an officer duly authorized in that behalf.


                                        HER MAJESTY THE QUEEN IN RIGHT OF CANADA



  1 Feb. 00                                     /s/ N. R. BECK
-------------                                   --------------------------------
     Date                                       N. R. Beck, Chief
                                                Transportation Energy Technology
                                                CETC/Energy Technology Branch
                                                Department of Natural Resources

                                        HYDROGENICS CORPORATION INCORPORATED

Jan. 25/00                                     /S/ BOYD TAYLOR
-----------                                  ----------------------------------
   Date                                         Boyd Josef Taylor, Principal and
                                                Director
                                                Hydrogenics Corporation
                                                Incorporated